1 Ascend Acquisition Corp. Merger with e.PAK Resources (S) Pte. Ltd. April 2008 Exhibit 99.2

Cautionary Statements
THE ATTACHED SLIDESHOW WAS FILED ON APRIL 14, 2008 ON FORM 8-K.  ASCEND IS HOLDING FROM
TIME TO TIME PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS
WHO MIGHT BE INTERESTED IN PURCHASING ASCEND’S SECURITIES, REGARDING ITS ACQUISITION OF
E.PAK RESOURCES (S) PTE. LTD., AS DESCRIBED IN THE REGISTRATION STATEMENT ON FORM S-4 BY
ePAK INTERNATIONAL LIMITED, THE PUBLIC COMPANY FOLLOWING THE TRANSACTION  . THE
ATTACHED SLIDESHOW, AS WELL AS THE 8-K AND S-4, MAY BE DISTRIBUTED TO ATTENDEES OF THESE
PRESENTATIONS. ASCEND AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE
PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS TO
BE HELD TO APPROVE THE ACQUISITION, AS WELL AS THE RELATED REDOMESTICATION OF THE PUBLIC
COMPANY TO BERMUDA (“BERMUDA PUBCO”).  STOCKHOLDERS OF ASCEND AND OTHER INTERESTED
PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, ASCEND’S FINAL PROSPECTUS AND PROXY
STATEMENT IN CONNECTION WITH THE CONVERSION OF ASCEND’S SHARES AND WARRANTS
INTO BERMUDA PUBCO’S SHARES AND WARRANTS AND ASCEND’S SOLICITATION OF PROXIES FOR THE
SPECIAL MEETING BECAUSE THIS DOCUMENT WILL CONTAIN IMPORTANT INFORMATION.  SUCH
PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS FROM THE IPO, DATED MAY 11, 2006, FOR A
DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND OF
OTHER INTERESTED PERSONS, INCLUDING EARLYBIRD CAPITAL, INC AND CHARDAN CAPITAL,
LLC,  AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS
COMBINATION. THE FINAL PROSPECTUS AND PROXY STATEMENT WILL BE MAILED TO STOCKHOLDER
S AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.  STOCKHOLDERS
WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND PROXY STATEMENT, WITHOUT
CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP, 435 DEVON PARK DRIVE,
BUILDING 400, WAYNE, PENNSYLVANIA 19087.  THE PRELIMINARY AND FINAL PROSPECTUSES AND
PROXY STATEMENTS, ONCE AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT
THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE
(HTTP://WWW.SEC.GOV).
CURRENT
FILINGS AND FUTURE FILINGS WILL BE UNDER THE ISSUER NAME ePAK INTERNATIONAL
LIMITED. ……………...

Forward Looking Statements
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
THIS PRESENTATION AND ACCOMPANYING ORAL REMARKS MAY CONTAIN FORWARD-LOOKING
STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE DESCRIBED. SUCH FACTORS INCLUDE, BUT ARE NOT
LIMITED TO, THE COMPANY’S ABILITY TO EFFECT A BUSINESS COMBINATION, EPAK’S ABILITY TO
GROW FUTURE REVENUES AND EARNINGS, CHANGES IN DEMAND FOR EPAK’S PRODUCTS,
MARKET ACCEPTANCE OF THE COMPANY’S PRODUCTS, CHANGES IN THE LAWS OF THE PEOPLE’S
REPUBLIC OF CHINA THAT AFFECT THE COMPANY’S OPERATIONS, RISKS OF BEING DOMICILED
OUTSIDE OF THE UNITED STATES AND OTHER FACTORS DETAILED FROM TIME TO TIME IN THE
COMPANY'S FILINGS WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION AND
OTHER REGULATORY AUTHORITIES INCLUDING THE PROSPECTUS AND PROXY STATEMENT TO BE
FILED IN CONNECTION WITH THE PROPOSED ACQUISITION. THE COMPANY UNDERTAKES NO
OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER
AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. AS USED HEREIN, THE
"COMPANY" MEANS THE COMBINED ENTITIES ASCEND ACQUISITION CORPORATION, THE BERMUDA
PUBLIC COMPANY AND EPAK RESOURCES (S) PTE LTD, FOLLOWING THE INTENDED ACQUISITION
OF EPAK BY ASCEND. THIS PRESENTATION SUPERSEDES ANY PRIOR INVESTOR PRESENTATION
FILED UNDER A CURRENT REPORT ON FORM 8-K REGARDING THE TRANSACTIONS DESCRIBED
HEREIN. EPAK’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR 2002 AND 2003 IN
THE EXHIBITS HERETO HAS BEEN PREPARED BY EPAK AS A PRIVATE COMPANY, AND WAS
PREPARED IN ACCORDANCE WITH THE PUBLISHED RULES AND REGULATIONS OF THE SINGAPORE
FINANCIAL REPORTING STANDARD AND HAS NOT BEEN AUDITED UNDER UNITED STATES
GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY NOT CONFORM TO SEC REGULATION
S-X. FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR PERIODS OTHER THAN 2002 AND
2003 HAVE BEEN PREPARED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED
ACCOUNTED PRINCIPLES. ALL FINANCIAL AMOUNTS PRESENTED HEREIN AND IN THE EXHIBITS
HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

ePAK Investment Merits
Leading full service supplier of semiconductor transfer and handling products
Over 500 customers worldwide including Toshiba, Texas Instruments and Seagate
No single customer accounts for more than 10% of sales
PRC-based operations led by veteran semiconductor industry team
Accelerating revenue and earnings growth
Revenues have a CAGR of 30%
Capital infusion provides further acceleration
Sustainable high margins
Mission critical for customer manufacturing yields
High barriers to entry
Advanced low cost manufacturing
Consistent market growth, low volatility
Single-use consumable products, recurring revenue stream
Demand driven by consistent semiconductor unit-volume growth
Multiple opportunities for large scale growth in $40 billion market

Post Transaction Capitalization
Investment Primary Shares Fully Diluted
Fully Diluted +
Incentive Shares   Ownership Percent
Initial Final
ePak Shareholders 8,601,002             8,601,002             8,866,577                   50.10% 28.09%
SPAC Investors
Common $38,502,000 8,566,667             8,566,667             8,566,667                   49.90% 27.14%
Warrants $70,666,670 14,133,334           14,133,334                 44.77%
TOTALS $109,168,670 17,167,669           31,301,003           31,566,578                 100.00% 100.00%
Approximate cash at closing $35,000,000
Approximate cash from Warrants exercised $70,666,670
Total Cash $105,666,670
Includes incentive shares

Incentive Based Compensation
Owners of ePAK, on an all-or-none-basis each year, will be issued
88,525 shares
of common stock if they achieve EBITDA in the
following amounts for 2008, 2009, and 2010:
Year EBITDA (USD) Enterprise Value/EBITDA
2008 $  14,727,000 4.4x
2009 $  24,268,000 2.6x
2010 $  37,935,000 1.7x

ePAK Overview
Dedicated to servicing the Semiconductor and
Electronics Industry
Founded in 1999
600,000 sq foot central manufacturing: Shenzhen, PRC
Executive Offices:  Austin, TX
9 sales offices, 40 warehouses worldwide
Over 500 customers
1,500 employees
100+ English-speaking engineering and technical staff
ePak provides its customers with a combination of highly engineered customized products, value added services, delivery logistics and customer service

Core management team 15 years in partnership
Semiconductor industry veterans
75 top sales and senior manufacturing executives together since 1992
23 patents granted, 31 patents pending
Officer Position Years in
Industry
Previous Experience
Steve Dezso CEO 20 Peak, E-Systems
MS Khoo COO 25 Peak, AMD, Thomson
Jim Thomas CTO 23 Peak, Compaq, TI
Richard Brook EVP Business Development 25 Peak, TI
Jason Lee Senior VP Finance 5 Ernst & Young
Chun Chok Senior VP South Asia Sales 16 Peak
Jeff Blaine Senior VP North Asia Sales 23 Peak, TI
Executive Team

9 Systems Automated Handling Back End Assembly & Test Front End Wafer Fabrication ePAK Provides Solutions from “Start to Finish” ePAK Value Chain

Favorable Market Environment
Highly fragmented global
semiconductor market
ePAK’s
products represent
<2% of customers’
total cost
Customer demand driven by
semiconductor unit volumes
Consistent YOY growth
Not subject to cyclical
semiconductor capital equipment
volatility
11% CAGR
Total Integrated Circuits
0
50,000
100,000
150,000
200,000
250,000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Source: VLSI Research
11% CAGR
Silicon Wafer Demand
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Value Proposition
Design & Engineering
Unit volume driven and single use products
Engineering expertise
Proprietary products
Precision design and specifications
Highly customized
Service & Logistics
Customized vendor-managed inventory
Minimize expensive customer downtime
On-time delivery
Maximize customer efficiency
Manufacturing
Precision cleanroom manufacturing
Low-cost, world-class facilities
Proprietary methods
Customers’ problems are ePAK’s Opportunities

PHILIPS

SAMSUNG

TOSHIBA

intel

freescale semiconductor

Texas Instruments

IBM

ePAK

9 sales offices, 40 warehouses worldwide
Low cost, large scale manufacturing center
Central to semiconductor manufacturing
Short supply lines drive service advantage
Central Manufacturing, Global Supply
75%
15%
10%

●	●	●	●	●	●
●	●	◑	◑	○	○
◑	◑	○	○	○	○
○	○	○	○	○	○

ePAK

ePAK
Diversified
(ENTG, 3M, ITW)
Niche
(Advantek, Peak,
CPAK)
Regional
(Dou Yee, Shinon)
Global
Service
Large
Capacity
Broad
Offering
Same Day
Delivery
Vertical
Integration
ePAK Competitive Advantage
Engineering
Partnership

New Products
10% of Sales
Wafer Handling
30% of Sales

$40 B TAM
2008
$500 M TAM
2005 2001
Tape & Reel
20% of Sales
$150 M TAM

Industry focused, rapid adoption, brand equity
Driven by new product introductions
Capitalizing on underlying business model strengths
Business Strategy Builds on Strengths
1999
IC Handling Trays
40%  of Sales
$250 M TAM

Organic Growth
Every $1.00 of capital expenditure generates $2.00 of sustainable annual revenue and $0.80 of gross profits
Acquisition Growth
Highly fragmented industry open for consolidation
Active dialogue with 20 targets
• $20mn-$60mn in revenue per target
• 10% EBITDA margin
• Immediate accretion to earnings
Capacity Growth
Recent expansion has tripled manufacturing space and doubled clean room space
Existing excess customer demand
Increased capacity and enhanced operational efficiency
Research & Development
Accelerate new product and process development
Products currently in development:
High purity silicon handling
High density disk drive products
Other customer driven solutions
ePAKs’ Growth Strategy

Latest Growth Driver, Wafer Handling
Entered in 2005
~5% of TAM
Largest ePAK performance driver
Sales: 2005 = 12%, 2006 = 22%, 2007
= 35%
50% - 60% gross margin range
Historically dominated by Entegris (80%
of TAM)

Growth within Sales, CF from Ops, and CapEX
Audited results for 2004-2007 prepared in accordance with US GAAP; Audited 2002 and 2003 results prepared in accordance with  Singapore
GAAP.

85.8% CAGR
Sales ($ in millions)
$0
$10
$20
$30
$40
$50
Sales
$12.5 $15.4 $21.7 $27.0 $36.1 $46.8
2002 2003 2004 2005 2006 2007
30.2% CAGR
Capital Expenditures ($ in millions)
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
Cap Ex $2.2 $2.6 $3.3 $3.3 $5.1 $5.7
2002 2003 2004 2005 2006 2007
CF from Ops ($ in millions)
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
CF from Ops $0.7 $1.2 $5.2 $6.5 $12.4 $15.5
2002 2003 2004 2005 2006 2007

18
Use of Proceeds
Investment in equipment and cleanrooms, rapid returns
Increase capacity to accelerate growth
Acquisition Growth
Highly fragmented industry open for opportunities
Active dialogue with 20 targets
• $20mn-$60mn in revenue per target
• 10% EBITDA margin
• Immediate accretion to earnings
• Existing product line expansion
• New product lines
New product development
High purity silicon handling
High density disk drive
Customer driven

Investment Summary
Leading full service supplier of semiconductor transfer and handling products
Central, PRC-based operations led by veteran semiconductor industry team
Accelerating revenue and earnings growth
Advanced low cost manufacturing
Consistent market growth, low volatility, consumable product
Multiple opportunities for large scale growth in a $40 billion market

Appendix

Summary Income Statement
Notes:
Higher raw material costs, large scale facilities expansion and high cost subcontract manufacturing due to demand outpacing internal capacity contributed to the slight decrease in FY07 gross margin versus FY06. Meanwhile, 4Q07 margins showed a slight improvement as selling prices were adjusted to compensate for higher raw material costs. Further profit margin improvements are anticipated as manufacturing capacity is expanded to fill available space and high cost subcontracting can be pulled back in-house.
Prepared in accordance with US GAAP. EBITDA excludes certain non-cash expenses items as shown on the U.S. GAAP statement of cash flows.
US$ in '000s 2004 2005 2006 2007 Target
Revenues $21,732 $27,013 $36,146 $46,767
Growth 41.4% 24.3% 33.8% 29.4% 45.0%
Gross Profit $7,175 $9,052 $13,063 $16,301
Margins 33.0% 33.5% 36.1% 34.9% 42.0%
EBITDA $2,032 $3,430 $5,750 $7,615
Margins 9.4% 12.7% 15.9% 16.3% 24.0%
Net Income -$88 $103 $2,179 $2,466
Margins -0.4% 0.4% 6.0% 5.3% 18.0%

Comparative Valuation
Company Name
TEV/LTM
EBITDA
Forward
TEV/LTM
EBITDA
LTM P/E
Market
Cap
Stock
Price
LTM
Revenue
LTM
EBITDA
LTM Net
Income
EBITDA
Margin
Net
Income
Margin
Asyst Technologies, Inc. (ASYT)
6.8x 4.0x 70.0x 181 3.65 490 35 3 7.2%
0.5%
ATMI Inc. (ATMI)
9.9x 8.4x 24.6x 942 28.40 364 75 41 20.7%
11.1%
Cabot Microelectronics Corp. (CCMP)
7.6x 8.0x 20.9x 769 32.46 350 74 37 21.2%
10.6%
Cree Inc. (CREE)
21.7x 11.8x 50.7x 2,430 28.35 434 98 40 22.6% 9.2%
Entegris Inc. (ENTG)
7.4x 6.7x 21.0x 856 7.44 626 102 46 16.3%
7.4%
FormFactor, Inc. (FORM)
3.1x 9.8x 12.7x 907 18.65 462 122 73 26.4%
15.8%
Illinois Tool Works (ITW)
8.8x 8.3x 14.7x 26,100 49.54 16,170 3,150 1,830 19.5%
11.3%
MEMC Electronic Materials (WFR)
16.6x 12.9x 20.7x 16,830 73.65 1,920 931 826 48.5%
43.0%
Mean
10.2x 8.8x 29.4x 6,127 30.27 2,602 573 362 22.8%
13.6%
ePak(Based $50.6M transaction consideration)
7.7x 20.2x
($ in millions, except per share data)

Don K. Rice – Chairman and CEO
Co-founder of Ascend Acquisition Corporation
Responsible for overseeing investment and management of ~$1billion in ~80 private companies
1989 to current, Managing Partner of RSTW Partners and Capital Point Partners
Invests primarily in the subordinated debt/minority equity of micro cap companies
1984 to 1988
President and CEO of First Texas Merchant Banking Group
Specialized in providing subordinated debt financing
Vice President of PruCapital (Prudential Insurance Company)
B.B.A and M.B.A from University of Texas
Steve Dezso – CEO
1999 to current, ePAK’s President, CEO, and director
Vice President of Peak International Limited
Responsible for North American operations
Vice President Business Development PC Markets for NonVolatile Electronics and Design
engineer for E-Systems
Bachelor of Science degree in Electrical Engineering and Masters of Business Administration
degree from University of Texas
Strong Management Team

Amalgamation/Redomicile in Bermuda
Surviving company ePAK International Limited
Bermuda registered corporation
All common stock and warrants outstanding exchanged 1:1
Tax efficient corporate structure
Preserves capital and retained earnings where they are most efficiently deployed
NASDAQ listing sought, prospective ticker EPAK

25 Semiconductor & Electronics ePAK Focus

Ascend Acquisition Corporation
Don K. Rice, Chairman and CEO
435 Devon Park Drive, Bldg. 400
Wayne, PA 19087
Phone: 610-519-1336
don@ascendgrowth.com
www.ascendgrowth.com
ePAK International Inc.
Steve Dezso, CEO
4926 Spicewood Springs, #200
Austin, TX 78759
Phone: 512-231-8083
steve.dezso@epak.com
www.epak.com
Investor Relations
Crocker Coulson, President
CCG Elite
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone:  646-213-1915
crocker.coulson@ccgir.com
www.ccgir.com
Contact Information